UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

December 28, 2012

Date of Report (Date of earliest event reported)

TEXAS GULF ENERGY, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road, La Porte, TX	77571
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(281) 867-8500

                                            N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Please see the disclosures set forth under Item 2.01 below regarding the Agreement (as such term is defined therein) which are hereby incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 28, 2012, Texas Gulf Energy, Incorporated, a Nevada corporation (the “Company”), closed a transaction (the “Transaction”) involving that certain Agreement Regarding Redemption of Membership Interest in CS Bankers V, LLC and 100% of the Stock of Texas Gulf Fabricators, Inc., dated December 28, 2012 (the “Agreement”), by and among the Company, Texas Gulf Fabricators, Inc., a Nevada corporation (“TG Fabricators”), CS Bankers V, LLC, a Nevada limited liability company (“CS Bankers”) and Eagle Real Estate Holdings, LLC, a Delaware limited liability company. Prior to the closing of such Transaction, TG Fabricators was a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Agreement: (i) all of the equity membership interest in CS Bankers owned by the Company, constituting 19.99% of such outstanding interests (the “Membership Interest”), was redeemed by CS Bankers and (ii) the Company sold 100%, or 100,000 shares, of the common stock of TG Fabricators (the “Common Stock”) to CS Bankers. The purchase price paid by CS Bankers to the Company for the Membership Interest was $100,000.00 (the “Redemption Price”). The purchase price paid by CS Bankers to the Company for the Common Stock was $225,040.96 (the “Stock Price”). The combined Redemption Price and Stock Price were payable as follows: (1) a $50,000.00 and $150,000 cash payment and/or loan to be forgiven at the closing of the Transaction previously paid to the Company or its affiliated companies by CS Bankers and (2) $125,040.96 paid to the Company in cash at closing.

The summary of the Agreement set forth above does not purport to be a complete statement of the terms of such document. The summary is qualified in its entirety by reference to the full text of the document, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

EXHIBIT	DESCRIPTION	LOCATION
2.1	Agreement Regarding Redemption of Membership Interest in CS Bankers V, LLC and 100% of the Stock of Texas Gulf Fabricators, Inc., dated December 28, 2012, by and among Texas Gulf Energy, Incorporated, Texas Gulf Fabricators, Inc., CS Bankers V, LLC and Eagle Real Estate Holding, LLC.	Provided herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2013

TEXAS GULF ENERGY, INCORPORATED

	By:	/s/ Craig Crawford
	Name:	Craig Crawford
	Title:	Chief Financial Officer